Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Jun. 28, 2020
Accounting Policies [Abstract]
Basis of Presentation and Summary of Significant Accounting Policies	Basis of Presentation and Summary of Significant Accounting Policies
Principles of Consolidation
The consolidated financial statements include the accounts of the Company, its wholly owned subsidiaries and the joint venture. All material intercompany accounts and transactions have been eliminated.
Fiscal Year
The Company’s fiscal year is a 52 or 53-week period ending on the last Sunday in the month of June. The Company’s 2020 and 2018 fiscal years were 52-week fiscal years. The Company's 2019 fiscal year was a 53-week fiscal year. The Company’s 2021 fiscal year will be a 52-week fiscal year.
Reclassifications
Certain prior period amounts in the accompanying consolidated financial statements have been reclassified to conform to the current year presentation. These reclassifications had no effect on previously reported net loss or shareholders’ equity.
Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses, and the disclosure of contingent assets and liabilities. The Company evaluates its estimates on an ongoing basis, including those related to revenue recognition, product warranty obligations, valuation of inventories, tax related contingencies, valuation of stock-based compensation, valuation of long-lived and intangible assets, other contingencies and litigation, among others. The Company generally bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ materially from those estimates.
Certain accounting matters that generally require consideration of forecasted financial information were assessed regarding impacts from the COVID-19 outbreak as of June 28, 2020 and through the filing date of the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2020 using reasonably available information as of those dates. The accounting matters assessed included, but were not limited to, allowance for doubtful accounts, the carrying value of goodwill and other long-lived tangible and intangible assets, the potential impact to earnings of unrealized losses on investments and valuation allowances for tax assets. While the assessments resulted in no material impacts to the consolidated financial statements as of and for the year ended June 28, 2020, the Company believes the full impact of the outbreak remains uncertain and will continue to assess if ongoing developments related to the outbreak may cause future material impacts to its consolidated financial statements.
Segment Information
U.S. GAAP requires segmentation based on an entity’s internal organization and reporting of revenue and operating income based upon internal accounting methods commonly referred to as the “management approach.” Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (CODM), or decision making group, in deciding how to allocate resources and in assessing performance. The Company’s CODM is its Chief Executive Officer. Historically, the Company determined that it has two operating and reportable segments: LED Products and Wolfspeed. Subsequent to LED Products meeting the criteria for classification as discontinued operations, the Company has determined that it has one operating and reportable segment, Wolfspeed.
Cash and Cash Equivalents
Cash and cash equivalents consist of unrestricted cash accounts and highly liquid investments with an original maturity of three months or less when purchased. Cash and cash equivalents are stated at cost, which approximates fair value. The Company holds cash and cash equivalents at several major financial institutions, which often exceed insurance limits set by the Federal Deposit Insurance Corporation (FDIC). The Company has not historically experienced any losses due to such concentration of credit risk.
Investments
Investments in certain securities may be classified into three categories:
•Held-to-Maturity – Debt securities that the entity has the positive intent and ability to hold to maturity, which are reported at amortized cost.
•Trading – Debt securities that are bought and held principally for the purpose of selling in the near term, which are reported at fair value, with unrealized gains and losses included in earnings.
•Available-for-Sale – Debt securities not classified as either held-to-maturity or trading securities, which are reported at fair value with unrealized gains or losses excluded from earnings and reported as a separate component of shareholders' equity.
The Company reassesses the appropriateness of the classification (i.e. held-to-maturity, trading or available-for-sale) of its investments at the end of each reporting period.
When the fair value of an investment declines below its original cost, the Company considers all available evidence to evaluate whether the decline is other-than-temporary. Among other things, the Company considers the duration and extent of the decline and economic factors influencing the capital markets. For the fiscal years ended June 28, 2020, June 30, 2019, and June 24, 2018, the Company had no other-than-temporary declines below the cost basis of its investments. The Company utilizes specific identification in computing realized gains and losses on the sale of investments. Realized gains and losses on the sale of investments are reported in non-operating (income) expense, net.
Investments in marketable securities with maturities beyond one year may be classified as short-term based on their highly liquid nature and because such marketable securities represent the investment of cash that is available for current operations.
Other long-term investments consist of the Company's approximately 16% common stock ownership interest in Lextar Electronics Corporation (Lextar), which the Company acquired in December 2014. The Company currently utilizes the fair value option in accounting for its investment in Lextar.
Inventories
Inventories are stated at the lower of cost or net realizable value, with cost determined on a first-in, first-out (FIFO) method or an average cost method. The Company writes down its inventory balances for estimates of excess and obsolete amounts. These write-downs are recognized as a component of cost of revenue. At the point of the write-down, a new lower cost basis for that inventory is established, and any subsequent improvements in facts and circumstances do not result in the restoration or increase in that newly established lower cost basis. If that inventory is subsequently sold, the sale is recorded at the actual selling price and the related cost of revenue is recorded at the new lower cost basis.
Property and Equipment
Property and equipment are stated at cost and depreciated on a straight-line basis over the assets’ estimated useful lives. Leasehold improvements are amortized over the lesser of the asset life or the term of the related lease. In general, the Company’s policy for useful lives is as follows:

Furniture and fixtures	5 years
Buildings and building improvements	5 to 40 years
Machinery and equipment	3 to 15 years
Vehicles	5 years
Computer hardware/software	3 years
Leasehold improvements	Shorter of estimated useful life or lease term
Expenditures for repairs and maintenance are charged to expense as incurred. The costs for major renewals and improvements are capitalized and depreciated over their estimated useful lives. The cost and related accumulated depreciation of the assets are removed from the accounts upon disposition and any resulting gain or loss is reflected in operating income.
Shipping and Handling Costs
Shipping and handling costs are included in cost of revenue, net in the consolidated statements of operations and are recognized as a period expense during the period in which they are incurred.
Goodwill and Intangible Assets
The Company recognizes the assets acquired and liabilities assumed in business combinations at their respective fair values at the date of acquisition, with any excess purchase price recognized as goodwill. Valuation of intangible assets entails significant estimates and assumptions including, but not limited to, estimating future cash flows from product revenue, developing appropriate discount rates, continuation of customer relationships and renewal of customer contracts, and approximating the useful lives of the intangible assets acquired.
Goodwill
The Company recognizes goodwill as an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. The Company tests goodwill for impairment at least annually as of the first day of the fiscal fourth quarter, or when indications of potential impairment exist. The Company monitors for the existence of potential impairment indicators throughout the fiscal year.
The Company conducts impairment testing for goodwill at the reporting unit level. Reporting units may be operating segments as a whole, or an operation one level below an operating segment, referred to as a component. The Company has determined that it has one reporting unit, Wolfspeed.
The Company may initiate goodwill impairment testing by considering qualitative factors to determine whether it is more likely than not that a reporting unit's carrying value is greater than its fair value. Such factors may include the following, among others: a significant decline in the reporting unit’s expected future cash flows; a sustained, significant decline in the Company’s stock price and market capitalization; a significant adverse change in legal factors or in the business climate; unanticipated competition; and slower growth rates; as well as changes in management, key personnel, strategy and customers. If the Company's qualitative assessment indicates it is more likely than not that the estimated fair value of a reporting unit exceeds its carrying value, no further analysis is required and goodwill is not impaired. Otherwise, the Company performs a quantitative goodwill impairment test to determine if goodwill is impaired. The quantitative test compares the fair value of a reporting unit with its carrying amount, including goodwill.
If the fair value of the reporting unit exceeds the carrying value of the net assets associated with the reporting unit, goodwill is not considered impaired. If the carrying value of the net assets associated with the reporting unit exceeds the fair value of the reporting unit, the Company recognizes an impairment loss in an amount equal to the excess, not to exceed the carrying value of the reporting unit's goodwill. Once an impairment loss is recognized, the adjusted carrying value of the goodwill becomes the new accounting basis of the goodwill for the reporting unit. The Company derives a reporting unit's fair value through a combination of the market approach (guideline transaction method and guideline public company method) and the income approach (a discounted cash flow analysis). The income approach utilizes a discount rate from a capital asset pricing model. The fair values are reconciled back to the Company’s consolidated market capitalization.
Finite-Lived Intangible Assets
U.S. GAAP requires that intangible assets, other than goodwill and indefinite-lived intangibles, must be amortized over their useful lives. The Company is currently amortizing its acquired intangible assets with finite lives over periods ranging from four to 15 years.
Patent rights reflect costs incurred by the Company in applying for and maintaining patents owned by the Company and costs incurred in purchasing patents and related rights from third parties. Licensing rights reflect costs incurred by the Company in acquiring licenses under patents owned by others. The Company amortizes both on a straight-line basis over the expected useful life of the associated patent rights, which is generally the lesser of 20 years from the date of the patent application or the license period. Royalties payable under licenses for patents owned by others are generally expensed as incurred. The Company reviews its capitalized patent portfolio and recognizes impairment charges when circumstances warrant, such as when patents have been abandoned or are no longer being pursued.
Long-Lived Assets
The Company reviews long-lived assets such as property and equipment for impairment based on changes in circumstances that indicate their carrying amounts may not be recoverable. In making these determinations, the Company uses certain assumptions, including but not limited to: (1) estimations of the fair market value of the assets and (2) estimations of future cash flows expected to be generated by these assets, which are based on additional assumptions such as asset utilization, length of service the asset will be used in the Company’s operations and estimated salvage values.
Contingent Liabilities
The Company recognizes contingent liabilities when it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and the amount of the loss can be reasonably estimated. Disclosure in the notes to the financial statements is required for loss contingencies that do not meet both these conditions if there is a reasonable possibility that a loss may have been incurred. See Note 16, “Commitments and Contingencies,” for a discussion of loss contingencies in connection with pending and threatened litigation. The Company expenses as incurred the costs of defending legal claims against the Company.
Revenue Recognition
Revenue is recognized when control of a good or service promised in a contract (i.e., performance obligation) is transferred to a customer. Control is obtained when a customer has the ability to direct the use of and obtain substantially all of the remaining benefits from that good or service. Substantially all of the Company's revenue is derived from product sales. Revenue is recognized at a point in time based on the Company’s evaluation of when the customer obtains control of the products, and all performance obligations under the terms of the contract are satisfied. If customer acceptance clauses are present and it cannot be objectively determined that control has been transferred based on the contract and shipping terms, revenue is only recorded when customer acceptance is received and all performance obligations have been satisfied. Sales of products typically do not include more than one performance obligation.
A substantial portion of the Company’s products are sold through distributors. Distributors stock inventory and sell the Company’s products to their own customer base, which may include: value added resellers; manufacturers who incorporate the Company’s products into their own manufactured goods; or ultimate end users of the Company’s products. The Company recognizes revenue upon shipment of its products to its distributors. This arrangement is often referred to as a “sell-in” or “point-of-purchase” model as opposed to a “sell-through” or “point-of-sale” model, where revenue is deferred and not recognized until the distributor sells the product through to their customer.
Master supply or distributor agreements are in place with many of the Company's customers and contain terms and conditions including, but not limited to payment, delivery, incentives and warranty. These agreements typically do not require minimum purchase commitments. If a master supply, distributor or other similar agreement is not in place with a customer, the Company considers a purchase order, which is governed by the Company’s standard terms and conditions, to be the contract governing the relationship with that customer.
Pricing terms are negotiated independently on a stand-alone basis. Revenue is measured based on the amount of net consideration to which the Company expects to be entitled to receive in exchange for products or services. Variable consideration is recognized as a reduction of net revenue with a corresponding reserve at the time of revenue recognition, and consists primarily of sales incentives or rebates, price concessions and return allowances. Variable consideration is estimated based on contractual terms, historical analysis of customer purchase volumes, or historical analysis using specific data for the type of consideration being assessed. The Company offers product warranties and establishes liabilities for estimated warranty costs based upon historical experience and specific warranty provisions.
Some of the Company’s distributors are provided limited rights that allow them to return a portion of inventory (product exchange rights or stock rotation rights) and receive credits for changes in selling prices (price protection rights) or customer pricing arrangements under the Company’s “ship and debit” program or other targeted sales incentives. These estimates are calculated based upon historical experience, product shipment analysis, current economic conditions, on-hand inventory at the distributor, and customer contractual arrangements. The Company believes that it can reasonably and reliably estimate the allowance for distributor credits at the time of sale. Accordingly, estimates for these rights are recognized at the time of sale as a reduction of product revenue and as a contract liability.
From time to time, the Company will issue a new price book for its products, and provide a credit to certain distributors for inventory quantities on hand if required by the Company’s agreement with the distributor. This practice is known as price protection. These credits are applied against the reserve that the Company establishes upon initial shipment of product to the distributor.
Under the ship and debit program, products are sold to distributors at negotiated prices and the distributors are required to pay for the products purchased within the Company’s standard commercial terms. Subsequent to the initial product purchase, a distributor may request a price allowance for a particular part number(s) for certain target customers, prior to the distributor reselling the particular part to that customer. If the Company approves an allowance and the distributor resells the product to the target customer, the Company credits the distributor according to the allowance the Company approved. These credits are applied against the reserve that the Company establishes upon initial shipment of product to the distributor.
In addition, the Company runs sales incentive programs with certain distributors, such as product rebates. The Company recognizes these incentives at the time they are offered to customers and records a credit to their account with an offsetting expense as either a reduction to revenue, increase to cost of revenue, or marketing expense depending on the type of sales incentive.
The Company also has inventory consignment agreements in which revenue is recognized at a point in time, when the customer or distributor pulls product from consignment inventory that the Company stores at designated locations. Delivery and transfer of control occur at that point, when title and risk of loss transfers and the customer or distributor becomes obligated to pay for the products pulled from inventory. Until the products are pulled for use or sale by the customer or distributor, the Company retains control over the products’ disposition, including the right to pull back or relocate the products.
From time to time, the Company may enter into licensing arrangements related to its intellectual property. Revenue from licensing arrangements is recognized when earned and estimable. The timing of revenue recognition is dependent on the terms of each license agreement. Generally, the Company will recognize non-refundable upfront licensing fees related to patent licenses immediately upon receipt of the funds if the Company has no significant future obligations to perform under the arrangement. However, the Company will defer recognition for licensing fees where the Company has significant future performance requirements, the fee is not fixed (such as royalties earned as a percentage of future revenue), or the fees are otherwise contingent.
Leases
At lease inception, the Company determines an arrangement is a lease if the contract involves the use of a distinct identified asset, the lessor does not have substantive substitution rights and the Company obtains control of the asset throughout the period by obtaining substantially all of the economic benefit of the asset and the right to direct the use of the asset.
Right-of-use assets represent the Company's right to use an underlying asset during the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. Assets and liabilities are recognized based on the present value of lease payments over the lease term. Most leases include one or more options to renew, with renewal terms that can extend the lease term from one to five years or more. The exercise of the renewal option is at the Company's sole discretion and the Company considers these options in determining the lease term used to establish its right-of-use assets and lease liabilities. The Company will remeasure its lease liability and adjust the related right-of-use asset upon the occurrence of the following: lease modifications not accounted for as a separate contract; a triggering event that changes the certainty of the lessee exercising an option to renew or terminate the lease, or purchase the underlying asset; a change to the amount probable of being owed by the Company under a residual value guarantee; or the resolution of a contingency upon which the variable lease payments are based such that those payments become fixed.
Because most of the Company's leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at the lease commencement date in determining the present value of lease payments. The Company would use the implicit rate when readily determinable. Operating lease expense is generally recognized on a straight-line basis over the lease term. Finance lease assets are amortized on a straight-line basis over the shorter of the useful life of the asset or the lease term. Interest expense on the finance lease liability is recognized using the effective interest rate method and is presented within interest expense on the Company’s consolidated statements of operations.
The Company has agreements with lease and non-lease components, which are accounted for as a single lease component. Leases with a lease term of 12 months or less are not recorded on the balance sheet. The Company recognizes lease expense for these leases on a straight-line basis over the lease term. Variable lease payment amounts that cannot be determined at the commencement of the lease, such as increases in lease payments based on changes in index rates, are not included in the right-of-use assets or liabilities. These variable lease payments are expensed as incurred.
Accounts Receivable
For product revenue, the Company typically invoices its customers at the time of shipment for the sales order value of products shipped. Accounts receivable are recognized at the invoiced amount and are not subject to any interest or finance charges. The Company does not have any off-balance sheet credit exposure related to any of its customers.
Allowance for Doubtful Accounts
The Company evaluates the collectability of accounts receivable based on a combination of factors. In cases where the Company becomes aware of circumstances that may impair a specific customer’s ability to meet its financial obligations subsequent to the original sale, the Company will recognize an allowance against amounts due, and thereby reduce the net recognized receivable to the amount the Company reasonably believes will be collected. For all other customers, the Company recognizes an allowance for doubtful accounts based on the length of time the receivables are past due and consideration of other factors such as industry conditions, the current business environment and the Company’s historical experience.
Advertising
The Company expenses the costs of producing advertisements at the time production occurs and expenses the cost of communicating the advertising in the period in which the advertising is used. Advertising costs are included in sales, general and administrative expenses in the consolidated statements of operations and amounted to approximately $3.8 million, $3.7 million, and $3.5 million for the years ended June 28, 2020, June 30, 2019 and June 24, 2018, respectively.
Research and Development
Research and development activities are expensed when incurred.
Loss Per Share
Basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding for the applicable period. Diluted loss per share is determined in the same manner as basic loss per share except that the number of shares is increased to assume exercise of potentially dilutive stock options, nonvested restricted stock and contingently issuable shares using the treasury stock method, unless the effect of such increases would be anti-dilutive. Under the treasury stock method, the amount the employee must pay for exercising stock options, the amount of compensation cost for future service that the Company has not yet recognized, and the amount of tax benefits that would be recognized in additional paid-in capital when the award becomes deductible are assumed to be used to repurchase shares.
Stock-Based Compensation
The Company recognizes compensation expense for all share-based payments granted based on the fair value of the shares on the date of grant. Compensation expense is then recognized over the award’s vesting period.
Fair Value of Financial Instruments
Cash and cash equivalents, short-term investments, accounts and interest receivable, accounts payable and other liabilities approximate their fair values at June 28, 2020 and June 30, 2019 due to the short-term nature of these instruments.
Taxes
Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets are recognized for deductible temporary differences, along with net operating loss carryforwards and credit carryforwards, if it is more likely than not that the tax benefits will be realized. To the extent a deferred tax asset cannot be recognized under the preceding criteria, valuation allowances are established. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.
Taxes payable which are not based on income are accrued ratably over the period to which they apply. For example, payroll taxes are accrued each period end based upon the amount of payroll taxes that are owed as of that date; whereas taxes such as property taxes and franchise taxes are accrued over the fiscal year to which they apply if paid at the end of a period, or they are amortized ratably over the fiscal year if they are paid in advance.
Foreign Currency Translation
Foreign currency translation adjustments are recognized in other comprehensive income (loss) in the consolidated statements of comprehensive loss for changes between the foreign subsidiaries’ functional currency and the United States (U.S.) dollar. Foreign currency translation gains and losses are included in the Company’s equity account balance of accumulated other comprehensive income, net of taxes in the consolidated balance sheets until such time that the subsidiaries are either sold or substantially liquidated.
Due to the sale of the Lighting Products business unit in fiscal 2019, $5.2 million of currency translation loss was reclassified out of other comprehensive income (loss) and recognized in the consolidated statements of operations as part of the loss on transaction.
The Company and its subsidiaries transact business in currencies other than the U.S. Dollar and as such, the Company will continue to experience varying amounts of foreign currency exchange gains and losses.
Joint Venture
Effective July 17, 2017, the Company entered into a Shareholders Agreement with San’an Optoelectronics Co., Ltd. (San’an) and Cree Venture LED Company Limited (Cree Venture LED) pursuant to which the Company and San’an funded their contributions to Cree Venture LED and agreed upon the management and operation of Cree Venture LED. The Company contributed $5.1 million of cash for a 51% ownership interest and San’an contributed $4.9 million of cash for a 49% ownership interest. Cree Venture LED has a five-member board of directors, three of which were designated by the Company and two of which were designated by San’an. As a result of the Company's majority voting interest, the Company consolidates the operations of Cree Venture LED. The Company classifies the 49% ownership interest held by San'an as noncontrolling interest on the consolidated balance sheet. The noncontrolling interest increased by $1.1 million, $0.0 million and $0.1 million for its share of net income from Cree Venture LED for the fiscal years ending June 28, 2020, June 30, 2019 and June 24, 2018, respectively. The Company's interest in Cree Venture LED is included in the pending LED Business Divestiture and its related activity is classified as discontinued operations.
Supplemental Cash Flow Information
Cash paid for interest was $5.9 million, $4.0 million, and $6.1 million for the fiscal years ending June 28, 2020, June 30, 2019 and June 24, 2018, respectively.
Cash paid for taxes, net of refunds received, was $3.6 million and $0.5 million for the fiscal years ending June 28, 2020 and June 30, 2019, respectively. Cash refunds received, net of taxes paid, was $5.4 million for the fiscal year ended June 24, 2018.
Recently Adopted Accounting Pronouncements
Leases
In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-02: Leases (Topic 842) (ASC 842), and ASU 2018-10: Codification Improvements to ASC 842, Leases. These ASUs require that a lessee recognize in its statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term and requires enhanced disclosures about an entity’s leasing arrangements. The Company adopted this standard on July 1, 2019, under the modified retrospective transition approach with the cumulative effect of application recognized at the effective date, without adjustment to prior comparative periods. The Company elected to utilize the transition package of practical expedients that allows the Company to not reassess (1) whether any expired or existing contracts are leases, or contain leases, (2) the lease classification for any expired or existing leases, and (3) initial direct costs for any existing leases. Further, the Company elected the practical expedient to not separate lease and non-lease components for all leases and account for the combined lease and non-lease components as a single lease component. The Company also made an accounting policy election to exclude leases with an initial term of 12 months or less from the consolidated balance sheets.
The adoption of the new standard resulted in the recognition of $11.0 million of lease liabilities with corresponding right-of-use assets of $11.0 million as of July 1, 2019. As required, the right-of-use assets include the effect of reclassifying certain balances including deferred and prepaid rent, a portion of facilities-related restructuring accrual reserves, and a favorable lease intangible asset previously recognized in connection with an acquisition. The Company did not have a cumulative-effect adjustment to retained earnings as a result of the adoption of the new standard. The standard did not materially impact the Company's results from operations and had no impact on cash flows. See Note 5, "Leases," for additional disclosures, as required by the new standard.
The reported results as of and for the year ended June 28, 2020 reflect the application of the new accounting guidance, while the reported results for prior periods have not been adjusted and continue to be reported in accordance with the Company's historical accounting under ASC 840, Leases.
Income Taxes
In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. This ASU simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740. The ASU also improves consistent application and simplifies other areas of Topic 740 by clarifying and amending existing guidance. Early adoption is permitted, provided that the Company reflects any adjustments as of the beginning of the annual period that includes the interim period for which such early adoption occurs. Additionally, the Company must adopt all the amendments in the same period if early adoption is elected. The Company early adopted this standard in the fourth quarter of fiscal 2020 with no material impact on the Company’s consolidated financial statements.
In February 2018, the FASB issued ASU 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. The FASB issued ASU 2018-02 to give entities the option to reclassify tax effects stranded in accumulated other comprehensive income as a result of the enactment of the Tax Cut and Jobs Act of 2017 (TCJA) to retained earnings. The Company adopted this standard in the fourth quarter of fiscal 2020. For the year ended June 28, 2020, the Company did not elect to reclassify tax effects stranded in accumulated other comprehensive income as a result of the enactment of the TCJA to retained earnings. The Company's policy is to account for the release of disproportionate income tax effects stranded in accumulated other comprehensive income under the aggregate portfolio approach.
Recently Issued Accounting Pronouncements
Credit Losses
In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. This ASU introduces a new accounting model known as Current Expected Credit Losses (“CECL”). CECL requires earlier recognition of credit losses, while also providing additional transparency about credit risk. The CECL model utilizes a lifetime expected credit loss measurement objective for the recognition of credit losses for receivables at the time the financial asset is originated or acquired. The expected credit losses are adjusted each period for changes in expected lifetime credit losses. This model replaces the multiple existing impairment models in current GAAP, which generally require that a loss be incurred before it is recognized. The new standard will also apply to receivables arising from revenue transactions such as contract assets and accounts receivables. There are other provisions within the standard affecting how impairments of other financial assets may be recorded and presented, as well as expanded disclosures. The Company adopted this standard on June 29, 2020, the first day of fiscal 2021, and does not expect this standard to have a material impact on its consolidated financial statements.